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                         TRANSAMERICA IDEX MUTUAL FUNDS

 SUPPLEMENT DATED SEPTEMBER 6, 2005 TO THE PROSPECTUSES DATED NOVEMBER 8, 2004,
                           AS PREVIOUSLY SUPPLEMENTED

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                     TA IDEX VAN KAMPEN SMALL COMPANY GROWTH

The following information supplements, amends and replaces the indicated disclosure in the Prospectus relating to TA IDEX VAN KAMPEN SMALL COMPANY
GROWTH:

     Effective September 2, 2005, the fund's authorization to invest in securities economically tied to emerging market countries is increased from 5% to 10%. Consequently the last sentence of the fifth paragraph under the section entitled "Principal Strategies and Policies" on page 13 of the fund's Prospectus is hereby replaced by the following information:

         Van Kampen may invest up to 10% of the fund's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

     Effective September 2, 2005, the following information is hereby added under the section entitled "Principal Risks" on page 13 of the fund's
     Prospectus:

         EMERGING MARKETS RISK
         Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

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                      TA IDEX TRANSAMERICA HIGH-YIELD BOND

The following information supplements, amends and replaces the indicated disclosure in the Prospectus relating to TA IDEX TRANSAMERICA HIGH-YIELD BOND:

     The bullet point in the first paragraph under the section entitled "Principal Strategies and Policies" on page 11 of the Prospectus is replaced by the following information:

          o    high-yield/high risk bonds (commonly known as "junk bonds").

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The following information either replaces or supplements information, as applicable, that currently appears under Additional Information- Portfolio Managers in your prospectus.


                      TA IDEX TRANSAMERICA FLEXIBLE INCOME

PETER O. LOPEZ
Portfolio Manager (lead)


Peter O. Lopez is Principal and Portfolio Manager at Transamerica Investment Management, LLC ("TIM"). Mr. Lopez is the Lead Manager of the TA IDEX Transamerica Flexible Income Fund. He also manages institutional accounts in the Fixed Income discipline. Prior to joining TIM, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez is a CFA Level III candidate and has 12 years of investment experience.

HEIDI Y. HU, CFA
Portfolio Manager (co)

Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at Transamerica Investment Management, LLC ("TIM"). Ms. Hu is the Lead (fixed) Manager of the TA IDEX Transamerica Balanced Fund and the TA IDEX Transamerica Value Balanced Fund, and the Co-Manager of the TA IDEX Transamerica Flexible Income Fund. She also manages institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience

BRIAN W. WESTHOFF, CFA
Portfolio Manager (co)

Brian W. Westhoff is Fixed Income Securities Analyst at Transamerica Investment Management, LLC ("TIM"). Mr. Westhoff is the Co-Manager of the TA IDEX Transamerica Flexible Income Fund (since August 2005). Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, The Garvin Graduate School of International Management and received a B.S. in Business Administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has seven years of investment experience


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             INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE USE